Revenue	12 Months Ended
Dec. 31, 2018
Revenue Recognition and Deferred Revenue [Abstract]
Revenue

3. Revenue

Effective January 1, 2018, the Company has adopted “ASC 606 – Revenue from Contracts with Customers” related to revenue recognition. Under the standard, revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services using a five-step model to achieve that principle. In addition, the standard requires disclosures to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The Company has elected to adopt the modified retrospective method for transitioning this accounting standard which requires that the cumulative effect of applying the revenue standard to existing contracts be recorded as an adjustment to retained earnings. Based on the Company’s review of contracts that were not substantially completed on December 31, 2017, there was no impact to the opening retained earnings balance.

Deferred Revenue

When the Company receives consideration, or such consideration is unconditionally due, from a customer prior to transferring goods or services to the customer under the terms of a sales contract, it records deferred revenue, which represents a contract liability. The Company recognizes deferred revenue as net sales after it has satisfied its performance obligations to the customer and all revenue recognition criteria are met.

Revenue Recognition – Installation of photovoltaic modules (“PV”) solar systems

The Company uses standard contract templates to initiate sales with customers and determined that each project started during the year ended December 31, 2018 and each project that was not substantially complete at the adoption date, contains one performance obligation. Although the contract states multiple services which are capable of being distinct, they are considered a single integrated output to the customer which is customized for each customer. As such all the services promised within a contract are considered one performance obligation. The Company generally recognizes revenue for installation of PV solar systems over time following the transfer of control to the customer which typically occurs as the PV solar system is being installed. If control transfers over time, revenue is recognized based on the extent of progress towards the completion of the performance obligation. The method utilized by the Company to measure the progress towards completion requires judgment and is based on the products and services provided. The Company utilizes the input method to measure the progress of its contracts because it best depicts the transfer of assets to the customer which incurs as materials are consumed by the project. The input method measures the progress towards completion based on the ratio of costs incurred to date (“actual cost”) to the total estimated costs (“budget”) at completion of performance obligation. Revenue, including estimated fees, are recorded proportionally as costs are incurred. Costs to fulfill include materials, labor and/or subcontractors’ costs, and other direct costs. Indirect costs and costs to procure the panels, inverters, and other system miscellaneous costs needed to satisfy the performance obligation are excluded since the customer does not gain control of those items until delivered to the site. Including the costs of those items would overstate the extent of our performance.

Each project’s transaction price is included within the contract and although there is only one performance obligation, changes to the contract price could take place after fulfillment of performance obligation. The Company has considered financing components on projects started during the year ended December 31, 2018 and elected the use of a practical expedient where an entity need not adjust the promised amount of consideration for the effects of a significant financing component if the entity expects, at contract inception, that the period between when the entity transfers a promised service to the customer and when the customer pays for that good or service will be one year or less. Typically, the payments are received as the performance obligation is being satisfied with a final payment received after the solar system has been installed. All receivables from projects are expected to be received within one year from project completion and there were no adjustments to the contract value.

Under ASC 606, the Company is required to recognize as an asset the incremental costs of obtaining a contract with a customer if those costs are expected to be recovered. The Company incurs sales commissions that otherwise would not have been incurred if the contract had not been obtained. These costs are recoverable; however, the Company has elected the use of a practical expedient to expense these costs as incurred as the amortization period of the asset would be less than one year.

Revenue Recognition – Operations & Maintenance

The Company generally recognizes revenue for standard, recurring commercial operations and maintenance services over time as customers receive and consume the benefits of such services, which typically include corrective maintenance, data hosting or energy/deck monitoring services for a period. These services are treated as stand-ready performance obligations and are satisfied evenly over the length of the agreement, so the Company has elected a time-based method to measure progress and recorded revenue using a straight-line method.

Revenue Recognition – Service & Warranty

Warranties for workmanship and roof penetration are included within each contract. These warranties cannot be purchased separately from the related services, are intended to safeguard the customer against workmanship defects and does not provide any incremental service to the customer. It is necessary for the Company to perform the specified tasks to provide assurance that the final product complies with agreed-upon specifications and likely do not give rise to a separate performance obligation. The Company will continue to account for any related warranties in accordance with ASC 460-10 and record an accrual for potential warranty costs at the completion of a project. Any services provided to a customer outside of warranties such as system inspections are recognized upon completion of the service.

Adoption of the standard related to revenue recognition had no impact to cash from or used in operating, financing, or investing on our consolidated cash flows statements. In the following table, revenue is disaggregated by primary geographical market and includes a reconciliation of the disaggregated revenue with the reportable segments for the years ended December 31, 2018 and 2017.

Reportable Segments
December 31, 2018
(in thousands)
Primary Geographical Regions	Solar Division	POWERHOUSE™	Total reportable segments	All other segments	Total
East	$10,022	$-	$10,022	$-	$10,022
West	2,681	-	2,681	25	2,706
	$12,703	$-	$12,703	$25	$12,728

Reportable Segments
December 31, 2017
(in thousands)
Primary Geographical Regions	Solar Division	POWERHOUSE™	Total reportable segments	All other segments	Total
East	$12,324	$-	$12,324	$-	$12,324
West	3,262	-	3,262	6	3,268
	$15,586	$-	$15,586	$6	$15,592